anavex LIFE SCIENCES Corp.

OTCQB: AVXL
Corporate Presentation

2013

Safe Harbor

This presentation contains forward -looking statements made within the meaning of the Private Securities Litigation Reform Act of 1995 by Anavex Life Sciences Corp. and its representatives. These statements can be identified by introductory words such as ``expects,'' ``plans,'' ``intends,'' ``believes,'' ``will,'' ``estimates,'' ``forecasts,'' ``projects'' or words of similar meaning, and by the fact that they do not relate strictly to historical or current facts. Forward -looking statements frequently are used in discussing potential product applications, potential collaborations, product development activities, clinical studies, regulatory submissions and approvals, and similar operating matters. Many factors may cause actual results to differ from forward -looking statements, including inaccurate assumptions and a broad variety of risks and uncertainties, some of which are known and others of which are not. Known risks and uncertainties include those identified from time to time in the reports filed by Anavex Life Sciences Corp. with the Securities and Exchange Commission, which should be considered together with any forward -looking statement. No forward -looking statement is a guarantee of future results or events, and one should avoid placing undue reliance on such statements. Anavex Life Sciences Corp. undertakes no obligation to update publicly any forward -looking statements, whether as a result of new information, future events or otherwise. Anavex Life Sciences Corp. cannot be sure when or if it will be permitted by regulatory agencies to undertake clinical trials or to commence any particular phase of clinical trials. Because of this, statements regarding the expected timing of clinical trials cannot be regarded as actual predictions of when Anavex Life Sciences Corp. will obtain regulatory approval for any ”phase” of clinical trials. We also cannot be sure of the clinical outcome for efficacy or safety of our compounds. Potential investors should refer to the risk factors in our reports filed on Edgar.

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Alzheimer’s Disease …

“… Every 68 seconds someone develops Alzheimer’s”

The Alzheimer’s Association

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Anavex Life Sciences Corp.

•	Publicly traded biopharmaceutical company

•	Ticker: AVXL

•	Founded in 2006

•	Mission: To efficiently develop innovative therapies for serious diseases with significant unmet medical needs

•	ANAVEX 2-73

•	Orally available small molecule with clean Phase 1 data profile

•	Shows reversal of memory loss and neuroprotection in Alzheimer’s disease models

•	Clear synergistic effect (up to 80%) in combination with Aricept® (donepezil) -> “ANAVEX PLUS”

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“ANAVEX PLUS”: Compelling Commercial Opportunity

•	“ANAVEX PLUS”: Combination of ANAVEX 2-73 PLUS Aricept® (donepezil) = Potential novel combination drug for Alzheimer’s

•	Lower clinical trial risk since one compound Aricept® (donepezil) is already on market, selling $4 billion annually

•	Aricept® (donepezil) is now generic

•	ANAVEX 2-73: Able to reverse memory and learning deficits and protect nerve cells from neurodegeneration and cell death

•	Patent application filed for combination of Aricept® (donepezil)/ANAVEX 2-73: If granted, protection until 2033

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Clinical Development Strategy

•	Clinical stage biopharma focused on Alzheimer‘s disease, CNS and oncology

•	Advancing product pipeline with focus on promising clinical Alzheimer‘s disease drug combination candidate “ANAVEX PLUS”
•	Conducted human “Avatar” model study for ANAVEX PLUS, bridging pre-clinical and clinical results; data expected mid Nov. 2013

•	Initiate three-month Phase 1b/2a trial with ANAVEX PLUS in Q4 2013/1Q 2014

•	Plan to initiate (potentially pivotal) six-month Phase 2 trial with ANAVEX PLUS thereafter

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Rich Pipeline In Alzheimer’s And Oncology

PRECLINICAL
PHASE 1
PHASE 2
PHASE 3
ANAVEX PLUS
ALZHEIMER'S
ANAVEX 2-73
ALZHEIMER'S
EPILEPSY
STROKE
ANAVEX 19-144
ALZHEIMER'S
EPILEPSY
STROKE
ANAVEX 1-41
ALZHEIMER'S
DEPRESSION
STROKE
ANAVEX 1079
CANCER (MELANOMA)
INFLAMMATORY & NEUROPATHIC PAIN
ANAVEX 1005
CANCER (PANCREAS)
ACUTE & NEUROPATHIC PAIN
ANAVEX 1007
CANCER (PROSTATE)
ACUTE & NEUROPATHIC PAIN
ANAVEX 1519
CANCER (PANCREAS)
ACUTE & NEUROPATHIC PAIN
ANAVEX 1066
CANCER (PROSTATE)
CANCER (PANCREAS)
ACUTE & NEUROPATHIC PAIN

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Strong Management and Scientific Advisory Board

Christopher Missling, PhD

•	20 years of healthcare industry experience within large pharmaceutical companies, the biotech industry and investment banking
•	MS and PhD from the University of Munich in Chemistry and an MBA from Northwestern University Kellogg School of Management

Jeffrey Cummings, MD

•	Professor of Neurotherapeutics and Drug Development in the Neurological Institute, Cleveland Clinic
•	Member of the Alzheimer’s Disease Cooperative Study

Paul Aisen, MD

•	Professor, Department of Neurosciences, University California San Diego School of Medicine
•	Director of the Alzheimer’s Disease Cooperative Study
•	Associate Editor of Alzheimer’s Research and Therapy

Tangui Maurice, PhD

•	Institut National de la Santé et de la Recherche Médicale at INSERM, Montpellier, France
•	20 years in the field of neurosciences, including sigma receptors, normal/pathological aging models for Alzheimer’s and behavioral and molecular neuropharmacology

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What is Alzheimer‘s Disease (AD)?

•	Cells within brain (neurons) transport electrical messages to other parts of the body using chemical transmitters (neurotransmitters)

•	In Alzheimer’s disease, areas of brain tissue are damaged and some messages do not transmit, causing the symptoms

•	Eventually, Alzheimer's disease leads to neurodegeneration, nerve cell death and loss of brain tissue. Over time, brain shrinks dramatically, affecting nearly all of its functions

Sources: Alzheimer’s Association;examiner.com

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Alzheimer‘s Disease Stages

Stages of Alzheimer's
Increased burden
Terminal
Loss of speech; locomotion, consciousness; death
Very Severe
Full-time care needed; institutionalized
Severe
Can no longer take care for self; incontinent, depressed
Moderate
Can no longer manage personal affairs; agitated, care needed
Mild
Family and friends notice problems
Mild function deficit – 'forgetful'
Appears Normal
No noticeable cognitive decline
Normal

Sources: Alz.org; ABPI

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Alzheimer’s Market Overview

Forecast of Alzheimer's Disease
Prevalence in the US
2000 (est)
2030 (est)
2050 (est)
4.5 Million
8.6 Million
16.0 Million
65-74 Years
75-84 Years
85+ Years
Source: Hebert LE et al. Arch Neurol.2003;60:1119-1122.

Aging strongest predictor

- 40 million Americans are over the age of 65
- 80 million Americans over 65 by 2040

Diagnosis accelerating

- 5 million+ Americans currently diagnosed

Changes in Number of Deaths
(All Ages) Between 2000 and 2010
+ 68%
Breast Cancer
Prostate Cancer
Heart Disease
Stroke
HIV
Alzheimer's Disease
-2%
-8%
-16%
-23%
-42%

Sources: Alzheimer’s Association, ICAD, UC Davis Alzheimer’s Disease Center, IMS

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Significant Market Potential

•	$200 billion spent caring for those suffering from Alzheimer’s disease; expected to reach $1.2 trillion by 2050, given the rapid rise in cases

•	U.S. FDA approved four drugs that only temporarily slow worsening of symptoms for about 6 to 12 months, for about half of patients

•	$4 billion annual sales for leading drug Aricept® (donepezil now generic)

•	$6 billion total drug sales

•	More effective treatments will create a multibillion dollar product market opportunity

Source: Alzheimer’s Association, ICAD, UC Davis Alzheimer’s Disease Center, IMS, Orange Book

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Current Challenges in Alzheimer‘s

•	Recent failures of both “bapi” (Elan, J&J, Pfizer) and “sola” (Eli Lilly) provide evidence that treating AD may not be as simple as removing Abeta plaques in the brain

•	Free-floating particles of Abeta (oligomers) damage brain cells in conjunction with hyper-phosporylation of Tau

•	Healthy brain cells actually have ability to clear Abeta proteins very quickly when not distressed

•	Neuro-protective strategy may help the brain to preserve this ability in distressed cells

•	Hence, targeting multiple AD pathways simultaneously at different levels of the disease stage might be needed …

•	… “ANAVEX PLUS” is doing that…

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ANAVEX 2-73 Targets Multiple AD Pathways

•	Primary effect of Abeta toxicity: after penetrating neurons induction of cell stress

•	Endogenous Sig-1R expressed to attenuate stress level and dendrites regeneration

•	Chronic cell stress possibly causing Alzheimer’s disease

•	Pharmacological potential of mixed musicarinic / Sig-1R agonist (ANAVEX 2-73): Three way mode of action: Ca2+ modulation and indirectly targeting both Abeta and Tau

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ANAVEX 2-73 Reduces Oxidative Stress Like Aricept®
(Donepezil) By Targeting Sig-1R …

•	Donepezil (0.5 mg/kg) or PRE-084 (1 mg/kg) significantly reduces Ab25–35 peptide-induced oxidative stress

•	ANAVEX 2-73 (0.3 and 1 mg/kg) appeared to be effective neuro-protective doses at morphological, biochemical and behavioral level of analysis

British Journal of Pharmacology (2006) 149 998–1012	V. Villard, Journal of Psychopharm (2011) 25(8) 1101–1117

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“ANAVEX PLUS” Clear Synergic Effect of ANAVEX 2-73 with
Aricept® (Donepezil) by up to 80%

•	“ANAVEX PLUS”: Potential novel combination drug for Alzheimer’s

•	Lower clinical trial risk since one compound (donepezil) already on the market, selling $4 billion annually

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“ANAVEX PLUS”: Integrated Phase 1b/2 Clinical Development Plan

•	Advantage: Minimizes timelines and budget

•	Both duration and size of trial would allow for proper data readout

•	With potential for next trial being the first pivotal Study

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Phase 1 Single Dose Completed

•	Single ascending dose study of ANAVEX 2-73 in healthy human volunteers

•	Randomized, placebo-controlled study

•	Healthy male volunteers between the ages of 18 and 55 received single, ascending oral doses over the course of the trial

•	Objectives: Define maximum tolerated dose, assess pharmacokinetics (PK), clinical and lab safety

•	Results:

•	Dosing from 1-60 mg

•	Maximum tolerated dose 55-60 mg; above the equivalent dose shown to have positive effects in mouse models of AD

•	Well tolerated below the 55-60 mg dose with only mild adverse events in some volunteers

•

Observed adverse events at doses above the maximum tolerated single dose included headache and dizziness, which were moderate in severity and reversible. These side effects are often seen with drugs that target central nervous system (CNS) conditions, including AD

•	No significant changes in blood safety measurements

•	No changes in ECG

•	Favorable PK profile

•	Rapid absorption into blood

•	Dose proportional kinetics

•	Half-life sufficient for daily dosing
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Financial Summary

•	Shares Outstanding*:	37.2 Million

•	52 Week Range*:	$0.41-$1.36

•	Cash @ 06/30/13:	$1.6k

•	Capital raise (7/5/13):	$978k

•	Cash burn 1:	~$100k/ mo. corporate

•	Cash burn 2:	~$500k/ mo. w/ trials

•	Symbol:	AVXL

*As of 8/12/2013

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Clinical Development Strategy

•	Clinical stage biopharma focused on Alzheimer‘s disease, CNS and oncology

•	Advancing product pipeline with focus on promising clinical Alzheimer‘s disease drug combination candidate “ANAVEX PLUS”

•	Conducted human “Avatar” model study for ANAVEX PLUS, bridging pre-clinical and clinical results; data expected mid Nov. 2013

•	Initiate three-month Phase 1b/2a trial with ANAVEX PLUS in Q4 2013/1Q 2014

•	Plan to initiate (potentially pivotal) six-month Phase 2 trial with ANAVEX PLUS thereafter
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Alzheimer’s Disease …

“… Every 68 seconds someone develops Alzheimer’s”

The Alzheimer’s Association

… Anavex is working on a potential solution.

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Contact Us

CorporateOffice:
Anavex Life Sciences Corp.
51 West 52nd Street, 7th floor
New York, NY 10019
USA

Shareholder& Media Relations:
Toll-free: 1-866-505-2895
Outside North America: + 1 (416) 489-0092
Email: ir@anavex. com
www.anavex. com
OTCQB: AVXL

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